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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K
                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                      of the Securities Exchange Act of 1934






    Date of Report (Date of earliest event reported):  July 15, 1997

                         COCA-COLA ENTERPRISES INC.
         (Exact name of registrant as specified in its charter)





     Delaware                  01-09300                    58-0503352
    (State of            (Commission File No.)           (IRS Employer
  Incorporation)                                       Identification No.)




                2500 Windy Ridge Parkway, Atlanta, Georgia 30339
        (Address of principal executive offices, including zip code)

                             (770) 989-3000
          (Registrant's telephone number, including area code)




















                                                        Page 1 of 8 pages
                                                        Exhibit Index page 4

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Item 5.   Other Events
-------   ------------
          Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Consolidated Statements of Income and Balance Sheet, reporting the Company's results of operations and financial position for the second quarter and first six months of 1997, including a summary of key financial information.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------
          (c) Exhibits.

          99 Consolidated Statements of Operations and Balance Sheets (unaudited) of the Company, reporting results of operations for the second quarter and first six months of 1997 and 1996 and financial position as of June 27, 1997 and December 31, 1996, including a summary of key financial information.







































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            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)
                                         /s/  LOWRY F. KLINE
Date: July 21, 1997                   By:-----------------------------
                                          Lowry F. Kline
                                          Senior Vice President
                                          and General Counsel



































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                         COCA-COLA ENTERPRISES INC.
                               EXHIBIT INDEX

Exhibit No.                                                        Page
-----------                                                        ----

    99        Consolidated Statements of Income and Balance          5
              Sheets (unaudited) of the Company, reporting results of operations for the second quarter and first six months of 1997 and 1996 and financial position as of June 27, 1997 and December 31, 1996, including a summary of key financial information.














































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